EXHIBIT 13.1

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER
FURNISHED PURSUANT TO SECTION 906 OF SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 20-F of CryptoLogic Limited (the “Company”) for the year ended December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned certifies solely for purposes of 18 USC Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 16, 2012	/s/ David Gavagan
David Gavagan
Chief Executive Officer

This certification is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 (whether made before or after the date of the Report), irrespective of any general incorporation language contained in such filing.